UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2006
The Sherwin-Williams Company
(Exact Name of Registrant as Specified in Charter)

Ohio	1-04851	34-0526850
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

	101 Prospect Avenue, N.W.	44115
	Cleveland, Ohio	(Zip Code)
(Address of Principal
Executive Offices)
(216) 566-2000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-4.2

Item 1.01. Entry into a Material Definitive Agreement.
     On May 23, 2006, The Sherwin-Williams Company entered into (a) a Five Year Credit Agreement (the “Credit Agreement”) with Citicorp USA, Inc., as administrative agent and issuing bank, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as paying agent, and (b) an Agreement for Letter of Credit (the “LC Agreement”) with Citibank, N.A. Under the Credit Agreement, Sherwin-Williams has the right to borrow and to obtain the issuance, renewal, extension and increase of a letter of credit (the “Security Letter of Credit”) up to an aggregate availability of $100 million. The Security Letter of Credit will serve as security for any letters of credit that may be issued under the LC Agreement. Under the LC Agreement, Sherwin-Williams may request Citibank to issue letters of credit up to the aggregate maximum amount of the Security Letter of Credit.
     No borrowings have been made, and no Security Letter of Credit has been issued, under the Credit Agreement, and no letters of credit have been issued under the LC Agreement.
     The foregoing descriptions of the Credit Agreement and the LC Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Credit Agreement and the LC Agreement, copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

4.1	Five Year Credit Agreement, dated as of May 23, 2006, by and among The Sherwin-Williams Company, Citicorp USA, Inc., as administrative agent and issuing bank, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as paying agent (filed herewith).

4.2	Agreement for Letter of Credit, dated as of May 23, 2006, by and between The Sherwin-Williams Company and Citibank, N.A. (filed herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY
May 23, 2006	By:	/s/ L.E. Stellato
L.E. Stellato
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1	Five Year Credit Agreement, dated as of May 23, 2006, by and among The Sherwin-Williams Company, Citicorp USA, Inc., as administrative agent and issuing bank, the Lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as paying agent (filed herewith).

4.2	Agreement for Letter of Credit, dated as of May 23, 2006, by and between The Sherwin-Williams Company and Citibank, N.A. (filed herewith).

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